UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) 21 February 2007
                                                          ----------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01, Notice of Delisting or Failure to Satisfy a Continued Listing Rule
or Standard; Transfer of Listing;

Microwave Filter Company, Inc. (NASDAQ Symbol:MFCO) received notification on February 16, 2007 from NASDAQ that the Company does not comply with Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

In its SEC Form 10-QSB for the period ended December 31, 2006, the Company reported stockholders' equity of $2,487,000.

The notification requested the Company to provide a specific plan to achieve and sustain compliance with all the NASDAQ Capital Market listing requirements on or before March 5, 2007.

Microwave Filter Company, Inc. will respond to NASDAQ prior to the March 5, 2007 deadline.

On February 21, 2007, Microwave Filter Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that it received the notice.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1 Press Release dated February 21, 2007

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Microwave Filter Company, Inc.
                                      --------------------------------
                                      (Registrant)


Date: February 21, 2007      By:  /s/ Richard L. Jones
                                 ------------------------------------
                                     Richard L. Jones
                                     Chief Financial Officer